
HAPPY NEW





VORNADO
REALTY TRUST

JUNE 2018

FORWARD LOOKING STATEMENTS

VORNADO
REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, incremental rent, incremental revenue and NOI, yields, value created and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2017.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data

Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

VORNADO REALTY TRUST

- NEW YORK CITY FOCUSED
- PREMIER ASSETS
- LEADING OPERATING PLATFORM
- PENN PLAZA OPPORTUNITY
- FORTRESS BALANCE SHEET
- TRACK RECORD OF VALUE CREATION

VORNADO OVERVIEW

VORNADO REALTY TRUST

Peerless NYC focused real estate company with premier office and street retail assets

- Vornado RemainCo 5 and 10-year same-store NOI growth is the best among blue chip REITs
- Vornado's portfolio consists of 39.5MM SF (30.2MM SF at share)
- New York focused company, with an irreplaceable NYC portfolio generating 88% of the Company's NOI - cash basis
- NYC office includes trophy assets in best submarkets with blue chip tenant roster
  - Well positioned with over 50% of SF in fast growing west side of Manhattan
- NYC street retail is among the scarcest and most valuable real estate in the world
  - Over 50% of NOI - cash basis comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
- theMART and 555 California Street — the best assets in Chicago and San Francisco

Components of NOI - cash basis[1]


NYC Retail
26%
NYC Office
62%
12%
theMART / 555 California

1. For the trailing twelve months ended March 31, 2018 excluding other investments (see page 35 for non-GAAP reconciliation)

NEW YORK OFFICE & STREET RETAIL PORTFOLIOS BY SUBMARKET

VORNADO
REALTY TRUST

NYC Office Submarket by Square Footage
As of 3/31/2018



Other
4%
Chelsea/ Meatpacking
5%
Midtown South
9%
Midtown
22%
Plaza District
24%
Penn Plaza
36%

NYC Retail Submarket by NOI - cash basis
for the Trailing Twelve Months Ended 3/31/2018



Other
18%
Madison Avenue
7%
Soho
4%
Penn Plaza
20%
Upper Fifth Avenue & Times Square
51%

NYC CONTINUES TO BE A MAGNET FOR TALENT/ NYC JOB GROWTH OUTPACES THE NATION

VORNADO REALTY TRUST

- New York is the gateway city with the strongest projected population growth
  - Population projected to increase on average 23,700 annually for the next three decades, surpassing 9 million by 2040 (NYC.gov)
- Diversified employment base
  - In 1990, 1 in 2 New York City jobs were in the financial services industry - today the ratio is 1 in 4
  - Today, 1 in 4 office jobs are TAMI, and half of office jobs are in professional business services
  - Second largest tech center outside of Silicon Valley
  - Growing footprint of healthcare systems and emergence of life sciences industry
- Resurgence of financial services sector
- Continuing corporate investment in New York
  - J.P. Morgan Chase building new 2.5 million SF corporate headquarters at 270 Park Avenue
  - Google acquisition of 1.2 million SF Chelsea Market building

NYC Outpaces National Job Growth



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018E
United States
NYC

Sources: U.S. Bureau of Labor Statistics, NYS Department of Labor, Non-Farm Employment, Seasonally Adjusted

MANHATTAN IS WELL-POSITIONED TO ABSORB UPCOMING OFFICE SUPPLY

VORNADO REALTY TRUST

- Manhattan has benefited from negligible net new supply over the past 20 years
- New York City office-using jobs have grown at an average of 31,000 per year over the past 8 years
- Average job growth of 16,000 per year will absorb the new supply

	SF in Millions
Under Development (2018-2022)	21.4
Less: Pre-Leased to Date	8.7
Available to be Leased	12.7
Future vacancy in Midtown due to relocations to new construction	7.5
Total Required New Leasing	**20.2**
Years to Complete	5
Estimated SF Per Person	250
Average Annual Job Growth Required to Absorb	16,000

Manhattan Office Inventory



Million Square Feet
425
400
375
350
389
392
392
379
387
389
391
390
389
391
395
393
393
393
393
395
397
395
397
399
402
410
413
415
420
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Cushman & Wakefield

NYC Office-Using Job Growth



Thousands of Persons
50.0
40.0
30.0
20.0
10.0
0.0
33.8
30.3
32.9
30.6
44.6
42.2
27.5
30.3
25.4
2010 2011 2012 2013 2014 2015 2016 2017 2018E

Source: Cushman & Wakefield

CONSISTENT NYC TOURISM GROWTH SUPPORTS RETAIL SALES

VORNADO
REALTY TRUST



International
Domestic
TOTAL CAGR: 3.4%
Millions of Tourists
0
10
20
30
40
50
60
70
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E
33.1 36.4 36.2 35.2 35.3 37.8 39.9 42.6 43.8 46.0 47.1 45.8 48.8 50.9 52.7 54.4 56.5 58.5 60.5 62.8 65.1
6 6.6 6.8 5.7 5.1 4.8 6.1 6.8 7.3 8.9 9.5 8.8 9.8 10.6 10.9 11.5 12.0 12.3 12.7 13.1 13.7
27.1 29.8 29.4 29.5 30.2 33 33.8 35.8 36.5 37.1 37.6 37.0 39.0 40.3 41.8 42.9 44.5 46.2 47.8 49.7 51.4

Source: NYC +Co

CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Trading at a significant discount to NAV
- Only significant way to invest in fast growing West Side of Manhattan
- Growth from creative-class new developments (950,000 SF at share)
  - 61 Ninth Avenue
  - 512 West 22nd Street
  - Farley Office Building
  - 260 Eleventh Avenue
  - 606 Broadway
- Penn Plaza Redevelopment – over 9 million SF existing portfolio with significant NOI upside and value creation
  - 6.7 million SF of office with average in-place rents of $62 PSF
  - PENN1 Redevelopment to commence 2H18
  - Hotel Pennsylvania (2.8 million rentable SF of development)
  - Other development sites
- Internal growth over time from highly sought-after existing assets
- Fortress balance sheet with substantial cash and available liquidity (~$4 billion) to take advantage of market opportunities
  - Sale of $1 billion of non-core assets and sellout of 220 Central Park South luxury condominiums will generate significant additional dry powder
- Attractive common dividend yield of 3.6% - highest among peers

For each $1 Billion invested at an assumed incremental return of 4% above cash yield

- Earnings increase by $40MM
- FFO per share increases by $0.20
- FFO Multiple decreases by 1.0x
- Dividends per share increase by $0.20

(Amounts in millions, except square feet and per share amounts)

VNO Share Price (05/31/18)	$	69.71
Shares outstanding		204.0
Equity Market Capitalization	**$**	**14,221**
Plus: Debt and preferred at share[1]		10,578
Other liabilities		722
Gross Market Capitalization	**$**	**25,521**
Less:		
theMART[2]		1,980
555 California Street[2]		1,260
New York - Residential[2]		629
Hotel Pennsylvania[2]		500
Cash, restricted cash and marketable securities		1,568
Incremental value from 220 Central Park South		810
ALX (1,654,000 units at $387.5/share (at 05/31/18))		641
BMS (TTM NOI of $25 at a 7.0x multiple)		175
Real estate fund investments (VNO's share at fair value)		95
UE (5,717,000 units at $21.87/share (at 05/31/18))		125
PEI (6,250,000 units at $11.01/share (at 05/31/18))		69
Other assets		885
Other construction in progress (at 110% of book value)		144
Total - Other	**$**	**8,881**
NYC Office and Street Retail Business	**$**	**16,640**
NYC Office and Street Retail Pro-Forma Cash NOI[3]	**$**	**990**
Implied Cap Rate		**5.9%**

Vornado Share Price by NYC Office and NYC Street Retail Cap Rate

NYC Office	***NYC Street Retail*** 4.00%	4.50%	5.00%	
4.00%	109	105	102	**17.61%**
4.50%	100	96	92	**$69.71**
5.00%	93	89	85	

1. Excludes the following: 220 Central Park South debt of $1,700MM (which includes the delayed-draw term loan outstanding balance of $750MM), since 220 Central Park South is for-sale property and the debt will self liquidate from the proceeds of executed sales contracts; our share of ALX, UE, and PEI debt as they are represented on an equity basis; our share of 666 Fifth Avenue Office Condominium debt of $700MM because 666 Fifth Avenue Office Condominium Cash NOI is excluded from Pro-Forma Cash NOI

2. Values as of 12/31/2017

3. Trailing twelve month Pro-Forma Cash NOI as of 3/31/2018 excluding BMS NOI (see page 35 for non-GAAP reconciliation)

FORTRESS BALANCE SHEET[1]

VORNADO REALTY TRUST

(Amounts in millions)

		At 3/31/18
Secured debt	$	8,165
Unsecured debt		1,680
Pro rata share of non-consolidated debt (excluding Toys R Us)		3,460
Less: noncontrolling interests' share of consolidated debt		(603)
Total debt		**12,702**
220 CPS (mortgage + term loan)		(1,700)
666 Fifth Avenue Office debt at share		(700)
Cash, restricted cash and marketable securities		(1,568)
Net Debt	**$**	**8,734**
EBITDA, as adjusted[2]	**$**	**1,274**
Net Debt/EBITDA, as adjusted		**6.9x**

- Investment grade — Baa2/BBB
- $2.4 BN in outstanding revolver capacity
- $1.6 BN in cash
- Weighted average debt maturity — 4.2 years
- ~$11 BN of unencumbered assets

1. Excludes 220 Central Park South, Toys "R" Us and 666 Fifth Avenue
2. See page 36 for non-GAAP reconciliation

VORNADO REMAINCO LEADER AMONG BEST-IN-CLASS REITS

VORNADO
REALTY TRUST

Vornado RemainCo has delivered superior same-store NOI - cash basis growth relative to blue chip peers on both a 5-year and 10-year basis

5-Year Same-Store NOI - cash basis CAGR
(2012-2017)



7.3%
3.8%
3.2%
3.2%
6.5%
6.5%
4.5%
4.3%
4.2%
3.2%
3.9%
4.3%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

10-Year Same-Store NOI - cash basis CAGR
(2007-2017)



5.6%
3.2%
2.3%
2.4%
2.7%
4.6%
3.6%
3.0%
3.3%
3.0%
2.7%
1.9%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

Source: Green Street Advisors

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES
SELECT CASE STUDIES

VORNADO REALTY TRUST

(Amounts in thousands)









	1290 AVENUE OF THE AMERICAS 2,100,000 SF		770 BROADWAY 1,160,000 SF		330 WEST 34TH STREET 709,000 SF		7 WEST 34TH STREET 479,000 SF	
Incremental Stabilized Cash NOI	$	38,500	$	37,300	$	21,200	$	15,700
Capital Cost (Including TI/LC)		221,300		240,000		142,700		77,200
Yield		**17.4%**		**15.5%**		**14.9%**		**20.3%**
Value Created[1]	**$**	**444,000[2]**	**$**	**588,900**	**$**	**328,400**	**$**	**271,700**
Value Created Per Share	**$**	**2.18**	**$**	**2.90**	**$**	**1.62**	**$**	**1.34**

1. Incremental NOI valued at 4.5% cap rate, less capital cost (including TI/LC)
2. Shown at 70% share

VORNADO'S OFFICE ASSETS LOCATED AT THE EPICENTER OF GROWTH


NEW YORK
MANHATTAN WEST
HUDSON YARDS
PENN PLAZA
WEST SIDE


CHICAGO
RIVER NORTH


SAN FRANCISCO
FINANCIAL DISTRICT

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO
REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN PLAZA DISTRICT


7 WEST 34TH STREET


11 PENN PLAZA


330 WEST 34TH STREET


PENN1/PENN2


FARLEY OFFICE BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

BLUE-CHIP OFFICE TENANT ROSTER

VORNADO REALTY TRUST

FINANCIAL

- Bloomberg
- Goldman Sachs
- Bank of America
- Capital One
- UBS
- Neuberger Berman
- HSBC
- M&T Bank
- TPG
- pwc
- Glencore
- Morgan Stanley
- AB
- Wells Fargo
- Guggenheim
- Dodge & Cox Funds
- Franklin Templeton Investments
- Castle Harlan, Inc.
- Investcorp
- McKinsey&Company
- MFA Financial
- FactSet
- KKR
- Fidelity Investments
- PJT Partners
- American Century Investments
- GIC
- Thomson Reuters

TAMI

- IPG
- amazon
- Deutsch
- razorfish
- facebook
- Google
- yelp
- Microsoft
- MSG
- T-Mobile
- AMC Networks
- Cisco
- EMC²
- Oath:
- The McGraw-Hill Companies
- PayPal
- Motorola
- Yamaha
- Siemens
- hachette Book Group
- Information Builders
- 1871

HEALTHCARE / INSURANCE

- AXA
- New York University
- Columbia University
- aetna
- Allscripts
- Allstate
- UnitedHealthcare
- Memorial Sloan Kettering Cancer Center
- BlueCross BlueShield

LEGAL

- Kirkland & Ellis LLP
- Alston + Bird LLP
- Foley & Lardner LLP
- Bryan Cave
- Jones Day
- Fenwick & West LLP
- Sidley

OTHER

- Ralph Lauren
- macy's
- Conagra Brands
- United States of America
- Kellogg's

REAL ESTATE

- JLL
- Cushman & Wakefield
- Cohen & Steers
- Parsons Brinckerhoff
- HomeAdvisor
- RAMSA Robert A.M. Stern Architects
- Colliers International
- StructureTone

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST



828-850 MADISON AVENUE


COACH

595 MADISON AVENUE



650 MADISON AVENUE



759-771 MADISON AVENUE


Berluti

677 MADISON AVENUE



666 FIFTH AVENUE


689 FIFTH AVENUE

689 FIFTH AVENUE


HAPPY NEW YEAR!
HAPPY NEW YEAR

1535 & 1540 BROADWAY



640 FIFTH AVENUE



510 FIFTH AVENUE



655 FIFTH AVENUE



697 FIFTH AVENUE



478-486 BROADWAY



435 SEVENTH AVENUE

DOMINANCE OF THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

VORNADO REALTY TRUST

Upper Fifth Avenue
Own 23% of Frontage[1]


FIFTH AVENUE

Times Square
Own Both Sides of the Bowtie



1540 BROADWAY **1535 BROADWAY**

1. Excludes churches, clubs and retail owned by users

BLUE-CHIP RETAIL TENANT ROSTER

HARRY WINSTON
dyson
SEPHORA
Cartier
Christofle
THE NORTH FACE
EQUINOX
TOPSHOP
BLANCPAIN
Levi's
TOD'S
sunglass hut
Salvatore Ferragamo
Disney
Berluti
COACH
STARBUCKS RESERVE
STARBUCKS
VICTORIA'S SECRET
amazon
J.CREW
H&M
INVICTA
WHOLE FOODS MARKET
FOREVER 21
Chloé
Massimo Dutti
MAC
HOLLISTER
Madewell
MONCLER
UNIQLO
TISSOT
T-Mobile
swatch
sandro
EQUINOX
john varvatos
Breguet

STREET RETAIL PORTFOLIO
UPPER FIFTH & TIMES SQUARE BUTTONED UP FOR TERM

VORNADO REALTY TRUST

Over 50% of Vornado street retail NOI - cash basis comes from Upper Fifth Avenue and Times Square. Both are locked up for term with high quality tenants

UPPER FIFTH AVENUE

Tenant	Year of Expiration
Zara	2019
MAC Cosmetics	2024
Hollister	2024
Uniqlo	2026
Tissot	2026
Dyson	2027
Ferragamo	2028
Swatch	2031[1]
Harry Winston	2031
Victoria's Secret	2032

TIMES SQUARE

Tenant	Year of Expiration
US Polo	2023
Sunglass Hut	2023
Planet Hollywood	2023
MAC Cosmetics	2025
T-Mobile	2025
Disney	2026
Invicta	2028
Sephora	2029
Swatch	2030
Levi's	2030[2]
Forever 21	2031
Nederlander Theater	2050

New York Retail Expirations by Revenue as of 3/31/2018
Weighted Average Lease Term: 8.0 Years



$160
$140
$120
$100
$80
$60
$40
$20
-
Millions of Dollars
9%
3%
3%
2%
9%
17%
4%
10%
5%
4%
34%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

1. Tenant has the right to cancel in 2023
2. Tenant has the right to cancel in 2024

VORNADO
REALTY TRUST



theMART






theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- **3,674,000 SF – 99.1% Occupancy[1]**
- Located in the hottest submarket in Chicago - River North
- Between 2011 and 1Q18, converted over 950,000 SF in the building from showroom/trade show space to creative office/retail space
- 3.0 million SF of total space leased since 2012
- 3/31/2018 TTM Cash NOI (non-GAAP)[2] of $102.6 million versus 2011 Cash NOI (non-GAAP)[2] of $54.3 million
- In-place escalated rents average $42.69 PSF as of 3/31/2018

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Allstate Insurance

1. As of 3/31/2018; square footage ("SF")
2. See page 37 for non-GAAP reconciliation













555 California Street - the franchise office building in San Francisco and arguably the most iconic building on the west coast - further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- **1,805,000 SF - 97.8% Occupancy[1]**
- 1.6 million SF of office space leased since 2012
- 3/31/2018 TTM Cash NOI (non-GAAP)[2] of $51.5 million (which does not include Cash NOI from approximately 103,000 SF of vacancy and space under redevelopment) versus 2012 Cash NOI (non-GAAP)[2] of $38.2 million
- In place escalated rents average $74.29 PSF as of 3/31/2018

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.

1. As of 3/31/2018; square footage ("SF") shown at 100% share
2. See page 37 for non-GAAP reconciliation







VORNADO
REALTY TRUST

GROWTH FROM DEVELOPMENT

PENN PLAZA | AN UNPRECEDENTED OPPORTUNITY


HUDSON YARDS
MANHATTAN WEST
PENN PLAZA

PENN PLAZA | AN UNPRECEDENTED OPPORTUNITY


MACY'S
7 WEST 34TH ST
EMPIRE STATE BUILDING
330 WEST 34TH ST
PENN1
PLAZA33
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN2
PENN15 / HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
PENN11
FARLEY PARK
AMTRAK
Long Island Rail Road
PENN STATION BELOW
PATH
Vornado Owned Properties
Penn Station

Unique Value Creation Opportunity

- Existing office leasable space of 6.7MM SF with average in-place rents of $62 PSF[1]
- Hudson Yards to the west asking rents range from $85-130 PSF[1]
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn Plaza retail holdings

1. As of 3/31/18

PENN PLAZA | BEST POSITIONED FROM TRANSIT STANDPOINT

VORNADO
REALTY TRUST



650,000
RIDERS PER DAY
366,000
RIDERS PER DAY
BRYANT PARK
W. 40th St
New York City Subway
Long Island Rail Road
MACY'S
W. 34th St
7 WEST 34TH ST
330 WEST 34TH ST
PENN1
EMPIRE STATE BUILDING
AMTRAK
LIRR
MADISON SQUARE GARDEN
PENN2
PENN15
100 WEST 33RD ST
HERALD SQUARE
FARLEY
MOYNIHAN TRAIN HALL
FUTURE METRO-NORTH
NJ TRANSIT
PENN STATION
PENN11
W. 31st St
NJTRANSIT
Metro-North Railroad
ESTIMATED OPENING
2022
PATH
30 minutes from Penn Station
45 minutes from Penn Station
30 minutes from Penn Station
planned rail connection
MANHATTAN WEST
HUDSON YARDS
High Line
11th Ave
10th Ave
9th Ave
8th Ave
7th Ave
5th Ave
Madison
Park

CURRENT DEVELOPMENT PROJECTS

VORNADO
REALTY TRUST

OUR CURRENT DEVELOPMENT PIPELINE IS EXPECTED TO INCREASE CASH NOI BY ~$100MM (AT SHARE) UPON STABILIZATION

(Amounts in thousands)


PENN 1











	PENN1 2,530,000 SF	61 NINTH AVENUE 170,000 SF	512 WEST 22ND STREET 173,000 SF	606 BROADWAY 34,000 SF	345 MONTGOMERY STREET 64,000 SF	THE FARLEY BUILDING 850,000 SF	TOTAL CURRENT PROJECTS 3,821,000 SF
Full Quarter Stabilized Operations	N/A	Q2 2019	Q1 2020	Q2 2020	Q3 2020	Q2 2022	
VNO Share	100.0%	45.1%	55.0%	50.0%	70.0%	50.1%	
Development Budget (at Share)[1]							
Amount Expended	$ 2,460	$ 51,826	$ 44,521	$ 19,195	$ 3,157	$ 30,375	**$ 151,534**
Remaining	$ 197,540	$ 17,174	$ 27,479	$ 10,805	$ 28,843	$ 369,625	**$ 651,466**
Total Incremental Budget	$ 200,000	$ 69,000	$ 72,000	$ 30,000	$ 32,000	$ 400,000	**$ 803,000**

1. Excludes land and acquisition costs

FUTURE DEVELOPMENT PIPELINE

VORNADO
REALTY TRUST

FUTURE REDEVELOPMENT OPPORTUNITIES PROVIDE BUILT-IN SOURCE OF ADDITIONAL GROWTH



HOTEL PENNSYLVANIA
2,800,000 SF



PENN2
1,800,000 SF



260 ELEVENTH AVENUE
340,000 SF

Note: Shown at estimated rentable SF, subject to change

FARLEY OFFICE BUILDING DEVELOPMENT
BEGINNING THE TRANSFORMATION OF PENN PLAZA

VORNADO
REALTY TRUST

- A 50/50 joint venture between Vornado and the Related Companies recently commenced the conversion of the Farley Post Office in Penn Plaza into the new Farley Office Building and Train Hall
- Total budget of $515 million at share
- The joint venture will develop 730,000 SF of unique creative office space and 120,000 SF of train hall retail
- Expected delivery 3Q 2020


SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE


70,000 SF OF PARK SPACE


MAIN OFFICE LOBBY DESIGN


INTERIOR CONCEPT DESIGN OF ANNEX FLOOR


FARLEY PARK - ROOF TERRACE PAVILION DESIGN


MOYNIHAN TRAIN HALL CONCOURSE

PENN1 REDEVELOPMENT

VORNADO
REALTY TRUST



34TH STREET LOBBY ENTRY


PENN 1

34TH STREET LOBBY



33RD STREET LOBBY ENTRY



NORTH LOBBY



34TH STREET LOBBY



33RD STREET ENTRY

PENN1 REDEVELOPMENT - PRELIMINARY PROJECTIONS

VORNADO REALTY TRUST


PENN 1
34TH STREET LOBBY

PENN1		2.53MM SF
Development Cost	$	200MM
In-Place Office Rent	$	64 PSF
Average Market Rent After Development	$	84 PSF
Incremental Rent	$	20 PSF
Incremental NOI	$	48MM
Yield on Capital		**24%**
Value Created[1]	**$**	**867MM**
Value Created Per Share	**$**	**4.25**

Average remaining office lease term is 5.4 years

1. Incremental NOI valued at 4.5% cap rate, less development costs excluding recurring TI/LCs that would have been incurred on re-tenanting the building irrespective of this capital project

WELL-POSITIONED WITH EXISTING ASSETS AND NEW DEVELOPMENTS CONCENTRATED IN THE FAST GROWING WEST SIDE

VORNADO REALTY TRUST


512 WEST 22ND STREET
SIZE: 173,000 RSF
COMPLETION: 3Q 2018


260 ELEVENTH AVENUE
SIZE: 340,000 RSF
ESTIMATED COMPLETION: TBD


61 NINTH AVENUE
SIZE: 170,000 RSF
COMPLETION: 2Q 2018


85 TENTH AVENUE
SIZE: 629,000 RSF
ACQUIRED: 4Q 2016


TIMES SQUARE SOUTH
PENN1
100 WEST 33RD
MURRAY HILL
330 WEST 34TH
PENN PLAZA
THE FARLEY BUILDING
PENN15 / HOTEL PENN
PENN2
PENN11
FLATIRON
260 ELEVENTH AVENUE
GRAMERCY
CHELSEA
512 WEST 22ND STREET
85 TENTH AVENUE
61 NINTH AVENUE
UNION SQUARE
4 UNION SQUARE SOUTH
770 BROADWAY
GREENWICH VILLAGE
EAST VILLAGE
WEST VILLAGE
HUDSON SQUARE
606 BROADWAY
SOHO
LITTLE ITALY

260 ELEVENTH AVENUE - DESIGNED BY RICHARD ROGERS

VORNADO
REALTY TRUST







NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- 5-time Energy Star Partner of the Year, Sustained Excellence recipient 2018
- 23.6 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with over 17.9 million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2017, 8th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; sector leader for North America's diversified category 2017
- 20% reduction in same-store greenhouse gas emission since 2009


HAPPY NEW





VORNADO
REALTY TRUST

APPENDIX

NON-GAAP FINANCIAL MEASURES

VORNADO
REALTY TRUST

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our properties and segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is essentially NOI less general and administrative expenses. We use EBITDA as a secondary non-GAAP measure primarily in the context of a net debt to EBITDA ratio. We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

(Amounts in millions)

Reconciliation of net income to NOI at share - cash basis for the trailing twelve months ended 3/31/2018

	For The TTM Ended 3/31/18
Net income	$ 191
Deduct:	
Income from partially owned entities	(4)
Income from real estate fund investments	6
Interest and other investment income, net	-
Net gains on disposition of wholly owned and partially owned assets	-
Loss (income) from discontinued operations	29
NOI attributable to noncontrolling interests in consolidated subsidiaries	(66)
Add:	
Depreciation and amortization expense	433
General and administrative expense	148
Acquisition and transaction related costs	14
Our share of NOI from partially owned entities	271
Interest and debt expense	351
Income tax (benefit) expense	41
NOI at share	1,414
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(84)
NOI at share - cash basis	$ 1,330

NOI at share - cash basis by segment:

	For The TTM Ended 3/31/18
New York:	
Office (includes $25MM of BMS NOI)	$ 691
Retail	324
Residential	22
Alexander's	49
Hotel Pennsylvania	14
	1,100
Other:	
theMART (including trade shows)	102
555 California Street	47
Other investments	81
	230
NOI at share - cash basis	$ 1,330

(Amounts in millions)

Reconciliation of net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the trailing twelve months ended 3/31/18

	For The TTM Ended 3/31/18
Net income attributable to the Operating Partnership	$ 180
Interest and debt expense	469
Depreciation and amortization	571
Income tax expense	42
EBITDA	1,262
Adjustments, net [1]	12
EBITDA, as adjusted	$ 1,274

1. Includes income from our former Washington, DC segment, sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses and other adjustments

(Amounts in millions)

Reconciliation of theMART net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2011 and for the trailing twelve months ended March 31, 2018

	For the Trailing Twelve Months Ended March 31, 2018	For the Year Ended December 31, 2011
Net income	$ 35.8	$ (4.5)
Interest and debt expense	18.7	31.2
Depreciation and amortization	38.9	21.6
Income tax expense	-	-
EBITDA	93.4	48.3
Non-cash adjustments and other	(2.1)	3.1
NOI - cash basis	91.3	51.4
Adding back free rent	11.3	2.9
NOI - cash basis adding back free rent	$ 102.6	$ 54.3

Reconciliation of 555 California Street net income to EBITDA, NOI - cash basis and NOI - cash basis adding back free rent for the year ended December 31, 2012 and for the trailing twelve months ended March 31, 2018

	For the Trailing Twelve Months Ended March 31, 2018[1]	For the year ended December 31, 2012[1]
Net income	$ 5.6	$ (4.6)
Interest and debt expense	18.7	22.0
Depreciation and amortization	24.9	28.5
Income tax expense	0.2	0.3
EBITDA	49.4	46.2
Non-cash adjustments and other	(2.6)	(9.1)
NOI - cash basis	46.8	37.1
Adding back free rent	4.7	1.1
NOI - cash basis adding back free rent	$ 51.5	$ 38.2

1. Excluding noncontrolling interests share


HAPPY NEW









VORNADO
REALTY TRUST

JUNE 2018